Exhibit 10.1
Execution Copy
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into effective as of June 30, 2006, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), MARTIN OPERATING GP LLC, a Delaware limited liability company, PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, PRISM GAS SYSTEMS GP, L.L.C., a Texas limited liability company, PRISM GULF COAST SYSTEMS, L.L.C., a Texas limited liability company, and MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., a Louisiana limited liability company, as guarantors, the financial institutions parties to the Credit Agreement (collectively, the “Lenders”), and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer, Swing Line Lender and a Lender.
     WHEREAS, the Borrower, the MLP, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005 (as renewed, extended, amended or restated, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, increase the Aggregate Committed Sum in respect of the Revolver Facility, and reduce the pricing thereunder; and
     WHEREAS, the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this First Amendment, terms used in this First Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this First Amendment.
     SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 of this First Amendment, the Revolver Commitment under the Credit Agreement is increased pursuant to Section 2.16 of the Credit Agreement from $95,000,000 to $120,000,000, the Aggregate Committed Sum under the Credit Agreement is increased from $225,000,000 to $250,000,000, and the Credit Agreement is amended as follows:
     (a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is restated to read in its entirety as follows:
“Applicable Rate means the following percentages per annum set forth in the applicable tables below, on any date of determination, with respect to the Type of Credit Extension or commitment fee that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate most recently delivered pursuant to Section 6.02(a):

Applicable Rate – Committed Revolver Loans and Swing Line Loans

			Letter of Credit
			and Eurodollar
Pricing		Commitment fee	Rate	Base Rate
Level	Leverage Ratio	(bps)	+ (bps)	+ (bps)
1	Less than 2.75:1.00	30.0	150.0	50.0

2	Greater than or equal to 2.75:1.00 but less than 3.00:1.00	37.5	175.0	75.0

3	Greater than or equal to 3.00:1.00 but less than 3.50:1.00	37.5	200.0	100.0

4	Greater than or equal to 3.50:1.00 but less than 4.00:1.00	50.0	250.0	150.0

5	Greater than or equal to 4.00:1.00 but less than or equal to 4.50:1.00	50.0	275.0	175.0

6	Greater than or equal to 4.50:1.00	50.0	300.0	200.0
Applicable Rate – Committed Term Loans

Pricing		Eurodollar Rate
Level	Leverage Ratio	+ (bps)	Base Rate + (bps)
1	Less than 3.50:1.00	200.0	100.0

2	Greater than or equal to 3.50:1.00 but less than 4.00:1.00	250.0	150.0

3	Greater than or equal to 4.00:1.00 but less than 4.50:1.00	275.0	175.0

4	Greater than or equal to 4.50:1:00	300.0	200.0
Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first day of the fiscal quarter of the Borrower immediately following the date of a Compliance Certificate delivered pursuant to Section 6.02; provided, however, that if no Compliance Certificate is delivered during a fiscal quarter when due in accordance with such Section the following Pricing Levels and Applicable Rates shall apply:
     (1) Pricing Grid for Committed Revolver Loans and Swing Line Loans: (a) Pricing Level 5 shall apply as of the first day of such following fiscal quarter if Pricing Level 1, 2, 3 or 4 is in effect for the current fiscal quarter; (b) Pricing Level 6 shall apply as of the first day of such following fiscal quarter if Pricing Level 5 is in effect for the current fiscal quarter; and (c) the Base Rate plus 2.25% shall apply as of the first day of such following fiscal quarter if Pricing Level 6 is in effect for the current fiscal quarter.

     (2) Pricing Grid for Committed Term Loans: (a) Pricing Level 3 shall apply as of the first day of such following fiscal quarter if Pricing Level 1 or 2 is in effect for the current fiscal quarter; (b) Pricing Level 4 shall apply as of the first day of such following fiscal quarter if Pricing Level 3 is in effect for the current fiscal quarter; and (c) the Base Rate plus 2.25% shall apply as of the first day of such following fiscal quarter if Pricing Level 4 is in effect for the current fiscal quarter.
The Applicable Rate in effect from June 30, 2006, through the date of adjustment based on the Compliance Certificate delivered in connection with the fiscal quarter ended June 30, 2006, shall be Pricing Level 3 (pricing grid for Committed Revolver Loans and Swing Line Loans) and Pricing Level 1 (pricing grid for Committed Term Loans).”
     (b) The definition of “Midstream Business” set forth in Section 1.01 of the Credit Agreement is restated to read in its entirety as follows:
“Midstream Business means (a) terminalling and storage services for petroleum products and by-products, (b) natural gas gathering, processing, storage and LPG and natural gas distribution, (c) marine transportation services for petroleum products and by-products, (d) sulfur gathering, processing and distribution, (e) fertilizer manufacturing and marketing and (f) other businesses reasonably related to the foregoing clauses (a) through (e).”
     (c) The term “$95,000,000” is replaced by the term “$120,000,000” in each of (i) Exhibit A-1 to the Credit Agreement (Form of Committed Loan Notice) and (ii) Exhibit I to the Credit Agreement (Form of Swing Line Loan Notice).
     (d) Section 7.16 of the Credit Agreement is restated to read in its entirety as follows:
     “Section 7.16 Capital Expenditures. Permit Capital Expenditures for any purposes other than those related to the Midstream Business.”
     (e) Schedule 2.01 of the Credit Agreement is deleted and replaced by the attached Schedule 2.01.
     SECTION 3. Assignments. As of the First Amendment Effective Date, each Lender (each an “Assignor”) shall be deemed to have assigned, without recourse, to other Lenders (each an “Assignee”) such portion of such Assignor’s Loans and L/C Obligations such that the Committed Sum of each Lender after giving effect to the $25,000,000 increase in the Revolver Commitment pursuant to Section 2 hereof shall be as set forth on Schedule 2.01 of the Credit Agreement as amended hereby. The parties hereto consent to all reallocations and assignments of Commitments and Outstanding Amounts effected pursuant to this First Amendment, and agree that such reallocations and assignments shall be deemed effective as if such reallocations and assignments were evidenced by an Assignment and Acceptance in the form attached as Exhibit D to the Credit Agreement. On the First Amendment Effective Date, the Assignors and Assignees shall make full cash settlement with each other through the Administrative Agent with respect to all assignments and reallocations as reflected in this Section such that after giving effect to such settlement, each Lender’s Pro Rata Share of the Commitments equals (with customary rounding) its Pro

Rata Share as reflected on Schedule 2.01 to the Credit Agreement as amended hereby of (a) the Outstanding Amount of all Loans, and (b) the Outstanding Amount of all L/C Obligations.
     SECTION 4. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in Section 2 of this First Amendment shall not be effective until the date (such date, the “First Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:
     (a) The Administrative Agent shall have received the following:
     (i) a counterpart of this First Amendment executed by each of the parties hereto (which may be by telecopy transmission);
     (ii) Notes executed by the Borrower in favor of those Lenders increasing their Committed Sums hereunder and requesting such Notes, each in a principal amount equal to each such Lender’s Pro Rata Share of the Revolver Facility and Term Loan Facility (if such amount has increased) after giving effect to this Amendment; and
     (iii) Supplements to the Vessel Mortgages executed by the Borrower and the Collateral Agent;
     (iv) A counterpart of that certain Master Assignment and Assumption Agreement dated effective as of even date herewith by and among certain Lenders and consented to and accepted by the Borrower and the Administrative Agent; and
     (v) from each Loan Party, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (A) resolutions authorizing the increase in the Aggregate Committed Sum and the execution and performance of this First Amendment and the other Loan Documents which such Person is executing in connection herewith, (B) the incumbency and signature of the officer executing such documents, and (C) that there has been no change in such Person’s Organization Documents since November 10, 2005 (or, if there has been a change, attaching a copy thereof).
     (b) All fees due and payable at the First Amendment Effective Date shall have been paid (including, without limitation but without duplication, the fees required by Section 7 of this First Amendment and the fees required to be paid pursuant to the Fee Letter dated as of June 1, 2006, between the Borrower and Royal Bank of Canada), and the Borrower shall have paid Attorney Costs of the Administrative Agent to the extent invoiced prior to, or on, the First Amendment Effective Date.
     SECTION 5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:
     (a) This First Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).
     (b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the First Amendment

Effective Date, after giving effect to this First Amendment, as if made on and as of the First Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.
     (c) As of the date hereof, at the time of and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.
     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, or performance by the Borrower or any Loan Party of its obligations hereunder. This First Amendment has been duly authorized by the Borrower and each Loan Party party hereto by all necessary corporate, partnership, or limited liability company action, as applicable. The execution, delivery and performance of this First Amendment and the documents and transactions contemplated hereby do not and will not (a) contravene the terms of the Borrower’s or any other Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Collateral Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any Law applicable to any Loan Party.
     SECTION 6. Costs. The Borrower agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this First Amendment and any other documents executed in connection herewith.
     SECTION 7. Fees. The Borrower shall pay to each Lender on the First Amendment Effective Date a fee equal to: the sum of (a) $5,000 (provided that this $5,000 shall not be payable to Royal Bank of Canada), plus (b) if such Lender’s Committed Sum increases as the result of any assignments of Loans and Commitments pursuant hereto or to other assignment documents entered into substantially contemporaneously herewith (the “Subject Assignments”) and/or this First Amendment, 0.15% of the difference between (i) such Lender’s Committed Sum after giving effect to (x) the Subject Assignments and (y) this First Amendment and (ii) such Lender’s Committed Sum immediately before giving effect to (x) the Subject Assignments and (y) this First Amendment. The foregoing fees shall be paid to the Administrative Agent, on behalf of each Lender.
     SECTION 8. Effect of Amendment. (a) This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.
     (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this First Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this First Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this First Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.
     SECTION 9. Miscellaneous. This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.
     SECTION 10. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     SECTION 11. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this First Amendment.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC, its General Partner

	By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

		By:	MARTIN MIDSTREAM GP LLC, its General Partner

			By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC, its General Partner

	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC, a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

	By:	MARTIN MIDSTREAM GP LLC, its General Partner

		By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

	By:	Prism Gas Systems GP, L.L.C., its General Partner

	By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., as a Guarantor
By:	/s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ David Wheatley
	Name:	David Wheatley
	Title:	Manager, Agency

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender, as L/C Issuer, and as Swing Line Lender
By:	/s/ Jason York
	Name:	Jason York
	Title:	Attorney-in-Fact

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Christine R. Allen

Name:	Christine R. Allen
Title:	Assistant Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Rajan

Name:	Thomas Rajan
Title:	Senior Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Casey Lowary

Name:	Casay Lowary
Title:	Senior Vice President

By:	/s/ Trond Rokholt

Name:	Trond Rokhold
Title:	Managing Director
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:	/s/ Peter Panos

Name:	Peter Panos
Title:	Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Jason Hicks
	Name:	Jason Hicks
	Title:	Portfolio Manager

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WESTLB AG, NEW YORK BRANCH, as a Lender
By:	/s/ Duncan Robertson
	Name:	Duncan Robertson
	Title:	Executive Director

By:	/s/ James D. McPartlan
	Name:	James D. McPartlan
	Title:	Managing Director

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender
By:	/s/ Christopher C. Patterson
	Name:	Christopher C. Patterson
	Title:	Global Operations Manager

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kenneth R. Batson, III
	Name:	Kenneth R. Batson, III
	Title:	Vice President, Energy Lending

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NA, as a Lender
By:	/s/ Tara Narasiman
	Name:	Tara Narasiman
	Title:	Associate

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES, as a Lender
By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville
	Title:	Vice President/Manager

By:	/s/ Donovan Broussard
	Name:	Donovan Broussard
	Title:	Vice President/Manager

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Gideon Dosthurzen

	Name:	Gideon Dosthurzen
	Title:	Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALLIED IRISH BANKS p.l.c., as a Lender

By:	/s/ Vaughn Buck

	Name:	Vaughn Buck
	Title:	Director

By:	/s/ Aidan Lanlgan

	Name:	Aidan Lanlgan
	Title:	Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Vaughn Buck

	Name:	Vaughn Buck
	Title:	Director, Investment Advisor to AIB,
Debt Management Limited

By:	/s/ Aidan Lanlgan

	Name:	Aidan Lanlgan
	Title:	Vice President, Investment Advisor
to AIB Debt Management Limited
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

McDONNELL LOAN OPPORTUNITY LTD., as a
Lender

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
	Title:	Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WIND RIVER CLO II LTD., as a Lender

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
	Title:	Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WIND RIVER CLO I LTD., as a Lender

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
	Title:	Vice President
[SIGNATURE PAGE TO THE FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE 2.01
COMMITTED SUMS

			Pro Rata Share		Pro Rata Share
		Revolver	of Revolver	Term Loan	of Term Loan
	Lender	Facility	Facility	Facility	Facility	Total
1.	Royal Bank of Canada	$17,542,857.16	14.619047625%	$8,685,714.28	6.681318677%	$26,228,571.44
2.	Comerica Bank	11,382,857.14	9.485714283%	14,088,571.43	10.837362638%	25,471,428.57
3.	KeyBank National Association	12,342,857.15	10.285714292%	10,728,571.42	8.252747246%	23,071,428.57
4.	Fortis Capital Corp.	11,382,857.14	9.485714283%	11,088,571.43	8.529670331%	22,471,428.57
5.	Suntrust Bank	11,382,857.14	9.485714283%	10,088,571.43	7.760439562%	21,471,428.57
6.	Wells Fargo Bank, N.A.	11,382,857.14	9.485714283%	10,088,571.43	7.760439562%	21,471,428.57
7.	WestLB AG, New York Branch	9,011,428.57	7.509523808%	7,588,571.43	5.837362638%	16,600,000.00
8.	Caterpillar Financial Services Corporation	0.00	0.000000000%	19,000,000.00	14.615384615%	19,000,000.00
9.	Amegy Bank National Association	7,542,857.14	6.285714283%	5,528,571.43	4.252747254%	13,071,428.57
10.	JPMorgan Chase Bank, NA	7,542,857.14	6.285714283%	7,528,571.43	5.791208792%	15,071,428.57
11.	Natexis Banques Populaires	6,971,428.57	5.809523808%	5,028,571.43	3.868131869%	12,000,000.00
12.	Wachovia Bank, National Association	7,542,857.14	6.285714283%	5,528,571.43	4.252747254%	13,071,428.57
13.	Allied Irish Banks p.l.c.	5,971,428.57	4.976190475%	0.00	0.000000000%	5,971,428.57
14.	AIB Debt Management Limited	0.00	0.000000000%	5,028,571.43	3.868131869%	5,028,571.43
15.	McDonnell Loan Opportunity Ltd.	0.00	0.000000000%	5,000,000.00	3.846153846%	5,000,000.00
16.	Wind River CLO II Ltd.	0.00	0.000000000%	3,333,333.00	2.564102308%	3,333,333.00
17.	Wind River CLO I Ltd.	0.00	0.000000000%	1,666,667.00	1.282051538%	1,666,667.00

	Total:	$120,000,000.00		$130,000,000.00		$250,000,000.00
Schedule 2.01